FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of July 17, 2006 and is entered into by and among AMERICAN REPROGRAPHICS COMPANY, L.L.C., a California limited liability company (the “Borrower’’), AMERICAN REPROGRAPHICS COMPANY, a Delaware corporation ("Holdings"), CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto (the “Lenders”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Sole Lead Arranger and Joint Bookrunner, JPMORGAN CHASE BANK, N.A., as Syndication Agent, JPMORGAN SECURITIES INC., as Joint Bookrunner, GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), as Administrative Agent (together with its permitted successors in such capacity, "Administrative Agent") and as Collateral Agent and the CREDIT SUPPORT PARTIES listed on the signature papers hereto, and is made with reference to that certain SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT dated as of December 21, 2005 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, American Reprographics Holdings, L.L.C., Holdings, the subsidiaries of Borrower named therein, Lenders, Syndication Agent, Collateral Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein;

WHEREAS, contemporaneously with the execution of this Amendment, the Borrower is exercising its right under Section 2.24 of the Credit Agreement to incur New Term Loans in an amount not to exceed $30,000,000; and

WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT

1.1	Amendments to Section 1: Definitions.

Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“First Amendment” means that certain First Amendment to Second Amended and Restated Credit and Guaranty Agreement dated as of July 17, 2006 among Borrower, Holdings, Syndication Agent, Administrative Agent and the financial insti-tutions and the Credit Support Parties listed on the signature pages thereto.

“First Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the First Amendment.

1.2	Amendments to Section 2.14.

Section 2.14 of the Credit Agreement is hereby amended by deleting the period at the end of clause (c) thereof, and replacing it with the phrase: “; provided, further, that the issuance of up to 246,277 shares of Capital Stock of the Company to be consummated on the First Amendment Effective Date in an aggregate amount of up to approximately $8,500,000 shall be excluded from the requirements of this clause (c).”

1.3	Amendments to Section 2.24.

A.   Section 2.24 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

“Company may by written notice to Administrative Agent and Syndication Agent elect to request the establishment of one or more new term loan commitments (the "New Term Loan Commitments"), by an amount not in excess of $237,500,000 in the aggregate with (i) a maximum amount of $157,500,000 having been funded on the Effective Date; provided, however, any amounts in excess of $187,500,000 will only be available to the Company if the Company has utilized New Term Loan Commitments up to an aggregate amount of $187,500,000 no later than August 31, 2006 and (ii) not less than $5,000,000 individually (or such lesser amount which shall be approved by Administrative Agent and Syndication Agent or such lesser amount that shall constitute the difference between $5,000,0000 and all such New Term Loan Commitments obtained prior to such date), and integral multiples of $1,000,000 in excess of that amount.”

B.   Section 2.24 of the Credit Agreement is hereby further amended by deleting the last paragraph thereof and replacing it with the following:

“The terms and provisions of the New Term Loans and New Term Loan Commitments shall be, except as otherwise set forth herein or in the Joinder Agreement, identical to the Tranche C Term Loans. In any event (i) the weighted average life to maturity of all New Term Loans shall be no shorter than the weighted average life to maturity of the Tranche C Terms Loans, (ii) the applicable New Term Loan Maturity Date shall be no shorter than the final maturity of the Tranche C Term Loans and (iii) the rate of interest applicable to the New Term Loans shall be determined by Borrower and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement; provided however that the interest rate applicable to the New Term Loans shall not be greater than the highest interest rate that may, under any circumstances, be payable with respect to Tranche C Term Loans plus 0.25% per annum unless the interest rate with respect to the Tranche C Term Loan is increased so as to equal the interest rate applicable to the New Term Loans less 0.25% per annum. Each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of the Syndication Agent and Administrative Agent to effect the provision of this Section 2.24.”

1.4	Amendments to Section 6.8(e).

Section 6.8(e) of the Credit Agreement is hereby amended by deleting the table therein and replacing it with the following:

Fiscal Year	Consolidated Capital Expenditures
2006	$35,000,000
2007	$35,000,000
2008	$35,000,000
2009	$20,000,000

1.5	Amendments to Section 6.9(e).

Section 6.9(e) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Permitted Acquisitions, the cash consideration for which constitutes (i) for so long as the Leverage Ratio is greater than or equal to 3.0:1.0, less than $25,000,000 in the aggregate in any Fiscal Year and (ii) at any time after the Leverage Ratio has fallen below 3.0:1.0, less than (x) $75,000,000 in the aggregate in Fiscal Year 2006 and (y) $50,000,000 in each Fiscal Year thereafter;”

1.6	Waiver of Notice Requirement.

A.   By executing this Amendment the Requisite Lenders hereby waive the requirements of Section 2.24 of the Credit Agreement solely relating to the 10 Business Days notice period with respect to any utilization of New Term Loan Commitments in an aggregate amount of up to $30,000,000 no later than August 31, 2006.

B.   By executing this Amendment the Requisite Lenders hereby waive the requirements of clause (vi) of the definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement solely relating to the 10 Business Days notice period with respect to any acquisitions consummated as of the First Amendment Effective Date through July 21, 2006, so long as the remaining conditions set forth in such definition are satisfied.

SECTION II.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A.   Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties and Requisite Lenders.

B.   Fees. The Arranger shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder or any other Credit Document.

C.   Necessary Consents. Each Credit Party shall have obtained all material con-sents necessary or advisable in connection with the transactions contemplated by this Amendment.

D.   Other Documents. Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Credit Parties as Administrative Agent or Collateral Agent may reasonably request.

SECTION III.	REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

A.   Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.

B.   Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

C.   No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

D.   Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Borrower and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E.   Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforce-able against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F.   Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

G.   Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.	REPRESENTATIONS AND WARRANTIES

Each Domestic Subsidiary and Holdings are referred to herein as a “Credit Support Party” and collectively as the “Credit Support Parties”, and the Credit Documents to which they are a party are collectively referred to herein as the “Credit Support Documents”.

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be im-paired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION V.	MISCELLANEOUS

A.   Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i)   On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)   Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)   The execution, delivery and performance of this Amendment shall not constitute a waiver of any pro-vision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

B.   Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.   Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OB-LIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRIN-CIPLES.

D.   Counterparts. This Amendment may be executed in any number of counter-parts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	AMERICAN REPROGRAPHICS COMPANY, L.L.C

By:
Name: Mark W. Legg
Title: Chief Financial Officer

CREDIT SUPPORT PARTIES:	AMERICAN REPROGRAPHICS
COMPANY

By:

Name: Mark W. Legg Title: Chief Financial Officer

ARC ACQUISITON CORPORATION

By:

Name: Mark W. Legg Title: Chief Financial Officer

BLUE PRINT SERVICE COMPANY, INC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

RHODE ISLAND BLUEPRINT CO.

By:

Name: Mark W. Legg Title: Chief Financial Officer

LEET-MELBROOK, INC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

PENINSULA BLUEPRINT, INC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

QUALITY REPROGRAPHIC SERVICES, INC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

MIRROR PLUS TECHNOLOGIES, INC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

E. PAVILION, LLC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

FRANKLIN GRAPHICS CORPORATION

By:

Name: Mark W. Legg Title: Chief Financial Officer

ENGINEERING REPRO SYSTEMS, INC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

DUNN BLUE PRINT COMPANY

By:

Name: Mark W. Legg Title: Chief Financial Officer

OCB, LLC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

RIDGWAY'S, LTD.

By:	Ridgway's GP, LLC its General Partner

Name: Mark W. Legg Title: Chief Financial Officer

REPROGRAPHICS NORTHWEST, LLC

By:

Name: Mark W. Legg Title: Chief Financial Officer

WILCO REPROGRAPHICS, INC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

BPI REPRO, LLC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

RIDGWAY'S GP, LLC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

RIDGWAY'S LP, LLC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

THE PEiR GROUP, LLC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

THE PEiR GROUP INTERNATIONAL, LLC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

LICENSING SERVICES INTERNATIONAL, LLC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

PLANWELL, LLC.

By:

Name: Mark W. Legg Title:

SUBHUB, INC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

GEORGIA BLUE PRINT COMPANY, LLC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

MCKEE ENTERPRISES, INC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

WESTERN BLUE PRINT COMPANY, LLC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

T-SQUARE EXPRESS, INC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

FASTPRINT, INC.

By:

Name: Mark W. Legg Title: Chief Financial Officer

GOLDMAN SACHS CREDIT PARTNERS LP. As Sole Lead Arranger and Lender

By:
Authorized Signatory

ADMINISTRATIVE AGENT:	GENERAL ELECTRIC CAPITAL CORPORATION

By:

Name: Title:

LENDERS:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:

By:

Name: Title: